EXHIBIT 10.4

PROVINCE OF BRITISH COLUMBIA  Ministry of Energy Mines and Petroleum
                              Resources

            RECORD OF 4 POST CLAIM - MINERAL TENURE ACT
                            (Section 23)
_______________________________         _____________________________
Mining Division                         Tenure No.
_______________________________         _____________________________
Gold Commissioner                       Date of Record
---------------------------------------------------------------------
                APPLICATION TO RECORD A 4 POST CLAIM

     I, Gerard Gallissant, Name of Locator, 783 MacCleave Avenue, Penticton, British Columbia V2A 3C4, (604) 492-2959, Client No. 109141, Agent for Hugh Grenfal, 3337 West 30th Avenue, Vancouver, British Columbia V6S 1W3, Client No. 110359, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 82E/6E, in the Greenwood Mining Division.

                               ACCESS

     Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

     From Beaverdell, travel south on Highway 33 for 6.5 km. Turn West on the Tuzo Creek forestry road for 3 km. The LCP is located 1200 metres west and 250 metres south of the Tuzo Creek bridge at Highway 33.

                          TAG INFORMATION

     I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal post (or witness post) and impressed this information on the tag:

LEGAL CORNER POST - TAG NO. 237057

CLAIM NAME          AMAX
LOCATOR             Gerard Gallissant
FMC NO.             109141
AGENT FOR           HUGH GRENFAL
FMC NO.             110359
DATE COMMENCED      SEPTEMBER 5, 1999
TIME                18:00
DATE COMPLETED      SEPTEMBER 6, 1998
TIME                17:03

NUMBER OF CLAIM UNITS

N - -0-   S   3     E - -0-   W - 3











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IDENTIFICATION POSTS NOT PLACED

were NONE

because ______________

If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is _____ degrees, at a distance of _____ metres.

Bearing from identification post to witness post _____ degrees, at a distance of _____ metres.

NOTE: Legal corner post can be witnessed only it is was not feasible to pace any posts.

                           ACKNOWLEDGMENT

     I have complied with all of the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification post is applicable) are indicated.

Do you intend to extracted industrial Minerals from this tenure? NO

/s/ Gerard Gallissant
Signature of Locator

SEAL

RECEIVED
GOVERNMENT AGENT
PENTICTON
SEP - 9 1999
Not an Official Receipt
Trans #09
VANCOUVER, B.C.
Recording Stamp